SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	March 12, 2004

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

GEORGIA	002-39729	58-0830929

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 PERIMETER CENTER PARKWAY, N.E., ATLANTA, GEORGIA (Address of principal executive offices)	30346 (Zip code)

Registrant’s telephone number, including area code	(404) 39l-8600

ITEM 7. Financial Statements, Proforma Financial Information and Exhibits
ITEM 9. Regulation FD Disclosure
SIGNATURES
EX-99.1 PRESS RELEASE/MARCH 12, 2004

ITEM 7. Financial Statements, Proforma Financial Information and Exhibits

     (c) Exhibits

     99.1 Press Release issued March 12, 2004.

ITEM 9. Regulation FD Disclosure

     On March 12, 2004, Cotton States Life Insurance Company (the “Company”) issued a press release announcing, in follow-up to definitive agreements announced by the Company in December 2003, that COUNTRY Insurance and Financial Services of Bloomington, Illinois has filed the required Form A (Statement Regarding the Acquisition or Change of Control of the Company) with the Georgia Insurance Department to seek approval of the proposed transaction. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2004
COTTON STATES LIFE INSURANCE COMPANY
	BY:	/s/ J. Ridley Howard J. Ridley Howard, Chairman President and Chief Executive Officer
	BY:	/s/ William J. Barlow Vice President of Finance and Assistant Treasurer

Exhibit Index

Number	Descriptions
99.1	Press Release issued March 12, 2004